                                                                    EXHIBIT 10.9

                       ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND AMONG

                                 NCRIC, INC.,
                       NCRIC, A MUTUAL HOLDING COMPANY,
                             NCRIC HOLDINGS, INC.,
                              NCRIC GROUP, INC.,
                               NCRIC MSO, INC.,
               COMMONWEALTH MEDICAL LIABILITY INSURANCE COMPANY,
                  NATIONAL CAPITAL INSURANCE BROKERAGE, LTD.,
                         NCRIC INSURANCE AGENCY, INC.
                                      AND
                      NCRIC PHYSICIANS ORGANIZATION, INC.

                               TABLE OF CONTENTS
                               -----------------

1.     Engagement of Service Providers............................... 1

2.     Term.......................................................... 1

3.     Services...................................................... 2

4.     Personnel and Hours........................................... 2

5.     Remuneration for Services..................................... 3

6.     Financial Records............................................. 3

7.     Independent Contractors....................................... 3

8.     Limitation of Liability....................................... 3

9.     Successors and Assigns........................................ 4

10.    No Waiver..................................................... 4

11.    Modification.................................................. 4

12.    Inclusion of a New Affiliate.................................. 4

13.    Applicable Law................................................ 4

14.    Entire Agreement.............................................. 4

15.    Notice........................................................ 4

16.    Not for the Benefit of Third Parties.......................... 5

17.    Captions...................................................... 5

                       ADMINISTRATIVE SERVICES AGREEMENT


     This Administrative Services Agreement ("Agreement") is made and entered as of the ___ day of __________, 1998, by and among NCRIC, Inc., a stock insurance company organized under the laws of the District of Columbia ("NCRIC"), NCRIC, A Mutual Holding Company, a mutual insurance holding company organized under the laws of the District of Columbia; NCRIC Holdings, Inc., a stock holding company organized under the laws of the District of Columbia; NCRIC Group, Inc., a stock holding company organized under the laws of the District of Columbia; NCRIC MSO, Inc., a corporation organized under the laws of the State of Delaware; Commonwealth Medical Liability Insurance Company, a stock insurance company organized under the laws of the Commonwealth of Virginia; National Capital Insurance Brokerage, Ltd., an insurance brokerage organized under the laws of the District of Columbia; NCRIC Insurance Agency, Inc., an insurance agency organized under the laws of the District of Columbia; and NCRIC Physicians Organization, Inc., a physicians organization organized under the laws of the District of Columbia (collectively, the "Affiliates").

                                   RECITALS

     Each of the Affiliates, in order to efficiently and effectively carry out its operations, desires to engage one or more of its Affiliates (a "Service Provider") to provide certain administrative and other services for and on behalf of such Affiliate on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, undertakings and agreements set forth herein, the parties mutually agree as follows:

     1. ENGAGEMENT OF SERVICE PROVIDERS. Each Affiliate hereby engages each Service Provider to act as an independent contractor to provide the services set forth, and to the extent contemplated, in Section 3 below (the "Services") to such Affiliate. Each Affiliate hereby authorizes each Service Provider to perform all acts necessary or appropriate to fulfill such engagement, and each Service Provider hereby accepts such engagement and agrees to perform all acts necessary or appropriate to fulfill such engagement, all in accordance with the terms and conditions and subject to the limitations set forth in this Agreement.

     2. TERM. This Agreement shall commence as of the date set forth above and shall remain in effect until terminated by all of the Affiliates pursuant to a written agreement. Any Affiliate also may terminate this Agreement as it applies to such Affiliate by giving written notice of such termination to each other Affiliate at least sixty (60) days prior to the effective date of termination. Upon termination of this Agreement by an Affiliate with respect to itself, each Service Provider shall deliver to the terminating Affiliate all records and information of every kind which relate to the provision of the Service Provider's services under this Agreement and which are in the possession, custody or control of the Service Provider. If the terminating Affiliate is a Service Provider, such Service Provider shall also return to each Affiliate all records and information of every kind which relate to the provision of the Service Provider's Services under this Agreement to such Affiliate.

     3. SERVICES. During the term of this Agreement, each Service Provider shall undertake its best efforts to provide Services to an Affiliate at and upon the request of such Affiliate, subject to each Service Provider's reasonable discretion to decline to provide specific Services that may be requested by such Affiliate. All Services performed under this Agreement shall be performed in accordance with good business practices and industry customs. The Services which may be provided include:

          (a) Administrative and clerical services, and such personnel as may be required by an Affiliate for administrative and clerical tasks, to ensure the smooth and orderly operation of such Affiliate's business;

          (b) Financial and accounting services, which may include (i) recording and payment on behalf of an Affiliate of all employment-related expenses of such Affiliate, including, but not limited to, payroll, payroll taxes, employee fringe benefits, income tax withholdings (federal, state and local), FICA, insurance and other expenses; provided, however, that any employees of an Affiliate shall remain employees of such Affiliate and shall not, by reason of the Service Provider's rendering of services in an agency capacity, become employees of such Service Provider; (ii) the establishment and maintenance of accounting journals, including cash receipts journals, cash disbursements journals, general journals, and general ledgers; (iii) accounting and managerial services which shall include, but not be limited to, maintenance of purchase records, personnel and employment records and tax records; (iv) performing all revenue accounting functions including invoicing of all sales, collection of revenues, credit determinations, accounts receivable accounting and reporting to an Affiliate; (v) maintaining adequate records and books of account reflecting all financial transactions; and (vi) performing such other services incidental to the foregoing as may from time to time be reasonably requested by an Affiliate;

          (c) Support services including access to the Service Provider's word processing facilities and personnel and the Service Provider's receptionist and telephone answering service;

          (d) Utilization of the Service Provider's computer hardware and software, including any necessary technical support;

          (e) Marketing, claims processing, underwriting and executive management services; and

          (f) Assistance in the acquisition of furniture and equipment reasonably necessary to an Affiliate's operations.

     4. PERSONNEL AND HOURS. The number and hours of service of each Service Provider's personnel assigned to perform the Services shall be determined by such Service Provider in its discretion, and such Service Provider shall have the right reasonably to reduce or increase the number of its personnel providing the Services from time to time without notice to or consent of an Affiliate. Such personnel shall be and at all times remain the employees of the Service Provider.

In consultation with an Affiliate, the Service Provider shall define the duties and responsibilities of personnel provided under this provision. The Service Provider shall be solely responsible for hiring, training and firing such personnel and for setting compensation and benefits and all other terms, conditions and requirements of employment. The Service Provider shall be solely responsible for all compensation and benefits owed to its personnel who perform Services hereunder. The Service Provider shall be solely responsible for meeting any and all legal obligations to such personnel which are imposed upon the Service Provider as their employer or contractor, as the case may be.

     5. REMUNERATION FOR SERVICES. During the term of this Agreement, each Affiliate will pay to the Service Provider a quarterly service fee (the "Service Fee"), in arrears, equal to the Service Provider's costs and expenses to provide Services to such Affiliate in the preceding quarter; such payment shall include, but not be limited to, reimbursement to the Service Provider of payroll-related expenses, telephone expenses, postage, office equipment and supplies, overhead, rent for equipment and office space, expenses associated with computer hardware and software, and expenses of receptionist and telephone answering services. The Service Fee will be billed by invoice to each Affiliate stating in reasonable detail the Services rendered to such Affiliate, fees charged therefor and costs and expenses incurred. The Service Fee will be due and payable within thirty
(30) days of invoice date.

     6. FINANCIAL RECORDS. Each Service Provider shall maintain on a current basis true, correct and complete books and records of moneys disbursed in connection with the Service Provider's performance of the Services, and all matters relating thereto.

     7. INDEPENDENT CONTRACTORS. Each Affiliate hereby engages each Service Provider as an independent contractor and the Service Provider and each Affiliate is responsible only for its own actions. Neither a Service Provider nor its employees, subcontractors or agents shall be deemed to be the servants or employees of any Affiliate. Nothing in this Agreement shall be construed to create a joint venture, partnership or any other relationship of any nature which would create any liability or responsibility on the part of any party for the debts, obligations or liabilities of any other party; provided, however, that should a Service Provider become liable to any third party by reason of providing services hereunder, the Affiliate on whose behalf the Services were provided will (subject to paragraph 8) hold the Service Provider harmless from and against all damages (including settlements) and expenses (including attorneys' fees and expenses) incurred by the Service Provider in connection with the defense of all such debts, obligations or liabilities, including, but not limited to, defense of all actions, suits and proceedings and prosecution or defense of any related appeal. Nonetheless, a Service Provider is not authorized to enter into any contract on behalf of any Affiliate by reason of any term of this Agreement without the prior written consent of such Affiliate.

     8. LIMITATION OF LIABILITY. Except as provided in this Agreement or otherwise provided by law, Service Providers will incur no liability to any Affiliate, or to others, in respect of any act or failure to act taken or done in good faith by the Service Provider in performing its obligations under this Agreement, and the Affiliate(s) on whose behalf such obligations were performed will indemnify and hold such Service Provider harmless from and against all damages (including settlements) and expenses (including attorneys' fees and expenses) incurred by the Service Provider in connection with the defense of all such acts or failures to act, including, but not limited to, defense of all actions, suits and proceedings and prosecution or defense of any related appeal, and all claims or actions relating to the payroll services rendered by the Service Provider on behalf of such Affiliate(s). Notwithstanding the foregoing, no Affiliate shall be liable for, nor shall indemnify the Service Provider for, any act or failure to act by the Service Provider which is due to the gross negligence or willful misconduct of the Service Provider.

     9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon each Affiliate and the Service Providers, and their respective successors and assigns.

     10. NO WAIVER. No delay or failure by any party in exercising any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

     11. MODIFICATION. No term or provision of this Agreement may be changed, modified, terminated or discharged, in whole or in part, except by a writing which is dated and signed by all parties hereto. No waiver of any of the provisions or conditions of this Agreement or of any of the rights, powers or privileges of a party hereto shall be effective or binding unless in writing and signed by the party claimed to have given or consented to such waiver.

     12. INCLUSION OF A NEW AFFILIATE. If a Service Provider or any Affiliate acquires or organizes another corporation, then such corporation may join in and become a party to this Agreement by executing the master copy of this Agreement which shall be maintained at NCRIC's headquarters. It will not be necessary for each Affiliate to re-execute the Agreement; a new Affiliate may simply execute the existing Agreement, and such Agreement shall be binding on such new Affiliate and the Service Providers.

     13. APPLICABLE LAW. This Agreement shall be construed in all respects in accordance with the laws of the District of Columbia (without giving effect to the principles of conflict of laws thereof).

     14. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements, arrangements and understandings between the parties concerning such subject matter.

     15. NOTICE. Any notice, instrument or communication required or permitted under this Agreement shall be deemed to have been effectively given and made if in writing and served either by personal delivery to the party for whom it is intended, or by being deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail, addressed to the party for whom it is intended to the following addresses:

     If to an Affiliate:                1115 30th Street, N.W.
                                        Washington, DC 20007

     If to a Service Provider:          1115 30th Street, N.W.
                                        Washington, DC 20007

     Either party may change such address by notice given to the other party in the manner set forth above.

     16. NOT FOR THE BENEFIT OF THIRD PARTIES. This Agreement and each and every provision hereof is for the exclusive benefit of the parties to this Agreement and not for the benefit of any third party, and under no circumstances shall the terms hereof be deemed to make a Service Provider or any Affiliate responsible to any third party for any damages or other liabilities to such third party.

     17. CAPTIONS. The captions in this Agreement are for convenience only and shall not be considered a part of, or effect the construction or interpretation of any provision of, this Agreement.

     IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement as of the date first set forth above.

                                        NCRIC, INC.


                                        _______________________________________
                                        President

                                        NCRIC, A MUTUAL HOLDING COMPANY


                                        _______________________________________
                                        Chairman, Board of Directors

                                        NCRIC HOLDINGS, INC.


                                        _______________________________________
                                        President

                                        NCRIC GROUP, INC.


                                        _______________________________________
                                        President

                                        NCRIC MSO, INC.


                                        ________________________________________
                                        President

                                        COMMONWEALTH MEDICAL LIABILITY
                                         INSURANCE COMPANY


                                        ________________________________________
                                        President

                                        NATIONAL CAPITAL INSURANCE
                                         BROKERAGE, LTD.


                                        ________________________________________
                                        President

                                        NCRIC INSURANCE AGENCY, INC.


                                        ________________________________________
                                        President



                                        NCRIC PHYSICIANS ORGANIZATION, INC.


                                        ________________________________________
                                        President